UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 16, 2010

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	2-81353	52-1273725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On June 17, 2010, Center Bancorp, Inc. (the “Company” or “Center”) filed with the State of New Jersey a Certificate of Amendment to its Restated Certificate of Incorporation (the “Amendment”) pursuant to which it revised its Restated Certificate of Incorporation by increasing the number of authorized shares of common stock from 20,000,000 to 25,000,000 and the number of authorized shares of capital stock from 25,000,000 to 30,000,000.  (The number of authorized preferred shares remained unchanged at 5,000,000.)  The Amendment was approved by the Company’s shareholders at its June 16, 2010 Annual Meeting of Shareholders, as described below.  A copy of the Certificate of Amendment is included as an exhibit to this Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 16, 2010, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”), for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company’s definitive proxy materials filed with the SEC on May 13, 2010.

On the May 4, 2010 record date for the Annual Meeting, there were a total of 14,574,832 shares of common stock outstanding and entitled to vote at the Annual Meeting.  A total of 12,983,433 shares of common stock were represented in person or by proxy at the Annual Meeting.  The proposals voted on and approved by the shareholders at the Annual Meeting were as follows:

Proposal 1:  The election of eleven persons to serve as directors for one year terms.  The following is a list of the directors elected at the Annual Meeting with the number of votes For and Withheld, as well as the number of Abstentions and Broker Non-Votes:

Name	For	Withheld	Abstentions/Broker Non-Votes
Alexander A. Bol	8,339,168	253,087	4,391,178
John J. DeLaney, Jr.	8,388,481	203,774	4,391,178
James J. Kennedy	8,317,672	274,583	4,391,178
Howard Kent	8,334,555	257,700	4,391,178
Phyllis S. Klein	8,296,036	296,219	4,391,178
Elliot Kramer	8,328,763	263,492	4,391,178
Nicholas Minoia	8,380,672	211,583	4,391,178
Harold Schechter	8,380,165	212,090	4,391,178
Lawrence Seidman	8,321,452	270,803	4,391,178
William A. Thompson	8,284,907	307,348	4,391,178
Raymond Vanaria	8,316,195	276,060	4,391,178

Proposal 2:  The ratification of ParenteBeard LLC as the Company’s independent auditors for 2010.  This proposal was approved by the following votes:

For:  12,849,211; Against:  86,784; Abstentions:  47,438; and Broker Non-Votes:  0.

Proposal 3:  A non-binding resolution approving the compensation of the Company’s executive officers.  This proposal was approved by the following votes:

For:  11,886,974; Against:  671,660; Abstentions:  424,799; and Broker Non-Votes:  0.

Proposal 4:  An amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 25,000,000 and the number of authorized shares of capital stock from 25,000,000 to 30,000,000.  This proposal was approved by the following votes:

For:  11,480,242; Against:  1,374,641; Abstentions:  128,550; and Broker Non-Votes:  0.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits
The following exhibit is filed with this Current Report on Form 8-K:

Exhibit 3.1 – Restated Certificate of Incorporation of Center Bancorp, Inc., as amended, including the Certificate of Amendment approved by the shareholders on June 16, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By:	/s/ Anthony C. Weagley
Name:	Anthony C. Weagley
Title:	President and Chief Executive Officer

Dated:  June 17, 2010

EXHIBIT INDEX

Exhibit 3.1 – Restated Certificate of Incorporation of Center Bancorp, Inc., as amended, including the Certificate of Amendment approved by the shareholders on June 16, 2010.